UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

March 15, 2017

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2017–A

(Issuing Entity with respect to Securities)

(CIK: 0001698529)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(CIK: 0001004150)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

(CIK: 0001439697)

Delaware

(State or other jurisdiction of incorporation or organization)

333-210865-03

(Commission File Number)

90-0399122

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 15, 2017 (the “Closing Date”), World Omni Auto Leasing LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), relating to World Omni Automobile Lease Securitization Trust 2017-A (the “Issuing Entity”), a Delaware statutory trust created on January 19, 2017. On the Closing Date, World Omni LT (the “Titling Trust”), Auto Lease Finance LLC (the “Initial Beneficiary”), AL Holding Corp. (the “Closed-End Collateral Agent”) and U.S. Bank National Association (the “Closed-End Administrative Agent”) entered into an Exchange Note Supplement, a copy of which is filed as an exhibit hereto, pursuant to which an exchange note secured by a pool of leases and the related leased vehicles was issued to the Initial Beneficiary. On the Closing Date, the Initial Beneficiary and the Depositor entered into an Exchange Note Sale Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Initial Beneficiary to the Depositor. On the Closing Date, the Depositor and the Issuing Entity entered into an Exchange Note Transfer Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Depositor to the Issuing Entity. On the Closing Date, World Omni Financial Corp., as servicer (the “Servicer”), the Titling Trust and the Closed-End Collateral Agent entered into an Exchange Note Servicing Supplement, a copy of which is filed as an exhibit hereto, pursuant to which the Servicer agreed to service the leases and related leased vehicles related to the exchange note. On the Closing Date, the Issuing Entity issued to the Depositor the asset backed notes, Series 2017-A, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $704,210,000, pursuant to an Indenture (the “Indenture”), dated as of the Closing Date, between the Issuing Entity and MUFG Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), a copy of which is filed as an exhibit hereto. On the Closing Date, the Trust, the Indenture Trustee and World Omni Financial Corp., as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Trust and the Owner Trustee under the transaction documents. On the Closing Date, the Issuing Entity, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), entered into an Asset Representations Review Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer agreed to perform, upon satisfaction of certain trigger events, reviews of certain leases for compliance with the representations and warranties made about such leases.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

2

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of March 15, 2017, by and between World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of March 15, 2017, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of March 15, 2017, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity and buyer.

Exhibit 10.3	2017-A Exchange Note Supplement to Collateral Agency Agreement, dated as of March 15, 2017, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2017-A to Closed-End Servicing Agreement, dated as of March 15, 2017, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of March 15, 2017, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of March 15, 2017, by and among World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity, World Omni Financial Corp., as administrator, and MUFG Union Bank, N.A., as indenture trustee.

Exhibit 99.3	Asset Representations Review Agreement, dated March 15, 2017, among World Omni Automobile Lease Securitization Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Depositor)

Dated: March 15, 2017	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Its:	Assistant Treasurer

4

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of March 15, 2017, by and between World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of March 15, 2017, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of March 15, 2017, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity and buyer.

Exhibit 10.3	2017-A Exchange Note Supplement to Collateral Agency Agreement, dated as of March 15, 2017, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2017-A to Closed-End Servicing Agreement, dated as of March 15, 2017, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of March 15, 2017, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of March 15, 2017, by and among World Omni Automobile Lease Securitization Trust 2017-A, as issuing entity, World Omni Financial Corp., as administrator, and MUFG Union Bank, N.A., as indenture trustee.

Exhibit 99.3	Asset Representations Review Agreement, dated March 15, 2017, among World Omni Automobile Lease Securitization Trust 2017-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

5